UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-22014

Pioneer Diversified High Income Fund, Inc.

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  April 30, 2023

Date of reporting period: May 1, 2022 through October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Diversified High Income Fund, Inc.

Semiannual Report | October 31, 2022

Ticker Symbol: HNW

visit us: www.amundi.com/us

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades.

While economies in most of the world have reopened as COVID-19 has begun slowly transitioning to an “endemic” disease, the pandemic’s effects are still with us. The easier monetary and fiscal policies enacted to provide stimulus as economies struggled through COVID-19-related restrictions and lockdowns, and ongoing supply chain issues, which were, at least in part, an outgrowth of the same virus-containment measures, were among the numerous factors that combined to begin driving inflation levels higher as the 2022 calendar year got underway.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of this year, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous 2022 calendar year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In fact, the third quarter of 2022 marked the first time since 1976 that both equities and bonds had posted three consecutive quarters of negative returns. The 2022 US mid-term election results, which created a power shift in the US House

2 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

of Representatives, are another development that will garner investors’ attention as we move into 2023, as changing political conditions have often contributed to increased market volatility.

In times like these, we at Amundi US believe our approach to investing is more appropriate than ever. Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
December 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 3

Portfolio Management Discussion | 10/31/22

In the following interview, Andrew Feltus, Jonathan Sharkey, Chin Liu, and Lawrence Zeno discuss the factors that affected the performance of Pioneer Diversified High Income Fund, Inc. during the six-month period ended October 31, 2022. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Sharkey, a senior vice president and a portfolio manager at Amundi US, Mr. Liu, Managing Director, Director of Insurance-Linked Securities and Quantitative Research, and a portfolio manager at Amundi US, and Mr. Zeno, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the six-month period ended October 31, 2022?
A	Pioneer Diversified High Income Fund, Inc. returned -10.76% at net asset value (NAV) and -12.00% at market price during the six-month period October 31, 2022. During the same six-month period, the Fund’s composite benchmark returned -5.68% at NAV. The Fund’s composite benchmark is based on equal weights of the ICE Bank of America (ICE BofA) Global High Yield and Crossover Country Corporate and Government (GHY/CCC & G) Index and the Morningstar/Loan Syndications & Trading Association (Morningstar/LSTA) Leveraged Loan Index.

Individually, during the six-month period ended October 31, 2022, the ICE BofA GHY/CCC & G Index returned -9.01%, and the Morningstar/LSTA Leveraged Loan Index returned -2.36%. Unlike the Fund, the composite benchmark and its component indices do not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

During the same six-month period, the average return at NAV of the 44 closed end funds in Morningstar’s High Yield Bond Closed End Funds category (which may or may not be leveraged) was -7.68%, while the same closed end fund Morningstar category’s average return at market price was -9.33%.

The shares of the Fund were selling at a -10.68% discount to NAV on October 31, 2022. Comparatively, the shares of the Fund were selling at a -9.43% discount to NAV on April 30, 2022.

As of October 31, 2022, the 30-day SEC yield on the Fund’s shares was 14.81%*.

*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.

4 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

Q	How would you describe the investment environment in the global fixed-income markets during the six-month period ended October 31, 2022?
A	All major segments of the fixed-income market finished the six-month period well into negative territory. Entering the period in May 2022, geopolitical developments weighed heavily on investors’ appetite for so-called riskier assets, such as stocks and corporate bonds. Russia’s ongoing war against Ukraine and the shuttering of China’s economy as the government implemented strict lockdowns in major cities as part of its “Zero-COVID” policy were the key drivers of apprehension in the markets. Both crises served to exacerbate ongoing supply chain pressures and threaten the global economic growth outlook.

At the same time, inflation reached levels not seen in many years. The US consumer price index began to post year-over-year increases in excess of 8% beginning with the March 2022 readout. By late spring, the market began speculating as to whether the US Federal Reserve System (Fed) would be able to achieve a “soft landing,” in which economic growth slowed yet remained positive as inflation was brought under control. With investors now concerned about inflation, the Fed’s response, and economic growth, returns for riskier assets turned deeply negative.

The Fed, which had begun to raise interest rates in March, continued to increase the federal funds rate target range aggressively between May and September, bringing the range to 3.00% - 3.25%, versus a range of 0.00% - 0.25% entering the 2022 calendar year. For its part, the European Central Bank (ECB) caught markets somewhat off-guard in July by raising its reference rate by 50 basis points (bps), and followed up in September with an increase of 75 bps (a basis point is equal to 1/100th of a percentage point). US Treasury yields moved sharply higher in response to the Fed’s determined stance, and the yield curve became inverted –with shorter-term yields moving above longer-term yields – as the market anticipated a recession.

High-yield corporate bonds posted losses for the six-month period, while modestly outperforming investment-grade corporates, which have tended to be more sensitive to moves in interest rates. Returns for floating-rate bank loans held up relatively well for the period, benefiting from the outlook for rising interest rates. Securitized assets outperformed most other segments of the fixed-income market for the period, led by the credit-risk-transfer (CRT) sub-sector, a reflection of the continued strength of the housing market. (CRTs are securities that transfer a

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 5

portion of the risk associated with credit losses within pools of conventional residential mortgage loans from the government-sponsored entities – or GSEs – Fannie Mae and Freddie Mac, to the private sector.)

Also within the securitized segment, non-agency commercial mortgage-backed securities (CMBS) generated strong relative returns for the period, driven by the continued post-pandemic recovery in many sectors within the commercial real estate market, with the exception of office properties.

Finally, insurance-linked securities (ILS) outperformed other asset classes over the six-month period, despite suffering some losses due to triggering events such as Hurricane Ian, flooding in Australia, and a few smaller occurrences.

Q	What factors affected the Fund’s benchmark-relative performance during the six-month period ended October 31, 2022?
A	The Fund’s underperformance relative to its custom benchmark during the six-month period owed primarily to the portfolio’s leveraged exposure to credit-sensitive sectors as the market’s sentiment for riskier assets weakened. On the other hand, a short-duration stance in the portfolio compared to the benchmark was the largest positive contributor to the Fund’s relative returns, as Treasury yields moved higher over the period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Within the Fund’s allocation to high-yield corporates, a portfolio tilt towards lower-quality issues detracted from relative returns, as bonds rated “B” and “CCC” underperformed higher-rated “BB” issues, to which the Fund was underweight.

At the sector level, the Fund’s overweight exposures to energy and transportation issuers aided benchmark-relative performance for the period, while underweights to the insurance, automotive, and utilities sectors detracted from relative results. Security selection results were positive for the Fund within the insurance, energy, and real estate sectors, but lagged the benchmark significantly among holdings in the health care, services, and media sectors.

The Fund’s non-benchmark holdings of securitized assets, which are primarily allocated to CMBS, but also include collateralized loan obligations (CLOs) and CRTs within the residential MBS (RMBS) segment, generated a slightly positive total return for the six-month period, as those sectors outperformed high-yield corporates as well as the broader

6 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

securitized market, with the Fund’s CMBS allocation the leading positive contributor. Within CMBS, the Fund’s allocation is broadly comprised of, in order of magnitude, single asset/single borrower (SASB) issues, Freddie Mac-issued non-guaranteed deals, and traditional conduit deals (diverse, fixed-rate pools). The Fund’s RMBS, asset-backed security (ABS), and CLO allocations all generated negative returns for the six-month period, but did outperform high-yield corporates. Within CMBS, the strongest-performing sub-sector was the portfolio’s holdings of Freddie Mac issues backed by multifamily properties, followed by the SASB allocation. Several other CMBS deals in the portfolio also contributed meaningfully to the Fund’s performance, while the biggest drag on relative returns was the CLO allocation, which makes up a very small percentage of the portfolio’s invested assets. Issuance in both the CMBS and RMBS sectors plummeted over the past six months, relative to the previous six-month period ended in April 2022, while ABS issuance declined more modestly.

During the period, we modestly increased the Fund’s exposure to bank loans, as we sought to begin taking advantage of higher short-term reference rates for loans as a result of the Fed’s rate hikes. While relative performance for bank loans benefited from their floating-rate feature and low duration, the asset class still experienced a modest loss for the six-month period, as concerns over credit fundamentals increased along with recession fears. The loans held in the portfolio lagged the performance of the larger loan universe for the period, as most of the borrowers to which the Fund had exposure also have high-yield bonds in their capital structures, and the sell-off within the high-yield segment weighed on those loans. We have overweighted the portfolio to those types of loans/borrowers, based on the loans’ histories of better recovery values in the event of default, relative to the recovery values for loans of “loan-only” borrowers.

With regard to ILS, we believe one of the favorable characteristics of the asset class is its structurally uncorrelated nature to other asset classes in terms of performance. ILS performed as we had expected during the six-month period, while the broader financial markets sold off. We continue to view the portfolio’s exposure to ILS as helping to bolster the income and risk-reward profile of the Fund over the long-term.

Q	How did the level of leverage in the Fund change over the six-month period ended October 31, 2022?
A	The Fund employs leverage through a credit agreement. (See Note 8 to the Financial Statements.)

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 7

As of October 31, 2022, 30.9% of the Fund’s total managed assets were financed by leverage (or borrowed funds), compared with 32.7% of the Fund’s total managed assets financed by leverage at the start of the six-month period on May 1, 2022. During the six-month period, the Fund decreased the absolute amount of funds borrowed by a total of $13 million, to $43 million as of October 31, 2022. The change in the percentage of the Fund’s total managed assets financed by leverage during the six-month period also was the result of a decrease in the value of the Fund’s total managed assets.

Q	Did the Fund’s distributions** to shareholders change during the six-month period ended October 31, 2022?
A	The Fund currently seeks to maintain level monthly distributions. Accordingly, the Fund’s monthly distribution rate remained unchanged over the six-month period, at $0.11000 per share/per month. The Fund’s practice of seeking to maintain level distributions did not have an effect on the Fund’s investment strategies or per share net asset value during the six-month period ended April 30, 2022, and did not result in distributions of capital during the six-month period. Please note that the Fund has drawn on accumulated net investment income in paying the Fund’s distributions in recent periods, and these reserves may be depleted over time.
Q	Did the Fund invest in any derivative securities during the six-month period ended October 31, 2022? If so, did the derivatives have a notable effect on performance?
A	We invested in forward foreign currency exchange contracts (currency forwards) during the six-month period to help manage the risk of the portfolio’s exposures to foreign currencies. The contracts had a small positive effect on the Fund’s benchmark-relative results, given the decline in the euro relative to the US dollar over the period. The portfolio also had exposure to euro currency options contracts during the period, which had a negligible effect on the Fund's relative performance.
Q	What is your investment outlook?
A	At the end of October 2022, the market was projecting the federal funds rate target range to reach a “terminal” level (or the end of the Fed’s tightening cycle) of at least 5% in 2023. We believe US inflation will prove to be persistent, which could lead the Fed to keep interest rates at a higher level for a longer period of time, perhaps even reaching a terminal rate above 5%. In addition, we think interest-rate-sensitive sectors such as housing will experience further slowdowns and shed jobs, leading to

** Distributions are not guaranteed.

8 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

increased unemployment and reduced economic activity. We expect economic duress to spread and for the economy to enter a recession, probably toward the middle of 2023. As has typically been the case during past recessions, we believe some high-yield bond issuers will end up in trouble, thus leading to increased defaults.

However, we do not expect a deep recession, which was the scenario that played out during the global financial crisis of more than a decade ago. In our view, the economy will likely be on the upswing and the high-yield default rate headed lower at some point in 2024. We are hopeful that by 2024 inflation will have fallen closer to the Fed’s targeted 2% area, and that Treasury yields will be lower than today’s levels.

In that scenario, we expect the high-yield default rate to remain significantly lower than it was after the global financial crisis. We base our view on the fact that “BB” rated issuers represent a significant weighting within the high-yield universe versus “B” and “CCC” bonds, which are riskier. In addition, we still have observed strong fundamentals in sectors such as autos and energy, and the US consumer has remained on relatively solid footing. Also, within the below-investment-grade universe, we expect the default rate for high-yield bonds to be substantially lower than the default rate for their floating-rate, leveraged-loan counterparts.

Within securitized assets, we expect that higher interest rates will keep issuance relatively low in both the CMBS and RMBS segments for the near-to-medium term. The current interest-rate environment has slowed the pace of prepayments in the RMBS market, and of re-financings in the CMBS market, which has inhibited us from deploying additional portfolio assets into those categories.

While we increased exposure to loans as the period progressed, the Fund’s bank-loan allocation as of period-end stood at just under 3% of invested assets, which was well below the average exposure to the asset class in the portfolio for the previous several quarters, as bank-loan yields did not reach parity with high-yield bond yields until the latter part of the six-month period. We anticipate that any further increases in short-term loan reference rates will likely lead to a further increase in the Fund’s bank-loan allocation going forward.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 9

Please refer to the Schedule of Investments on pages 16–41 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Fund may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, social, and political conditions, which could increase volatility. These risks are magnified in emerging markets.

When interest rates rise, the prices of debt securities held by the Fund will generally fall. Conversely, when interest rates fall the prices of debt securities held by the Fund generally will rise. Investments held by the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers’ inability to meet their debt obligations.

The Fund may invest a significant amount of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Fund believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.

The Fund is authorized to borrow from banks and issue debt securities, which are forms of leverage. The Fund currently employs leverage through a credit agreement. Leverage creates significant risks, including the risk that the Fund’s

10 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for shareholders.

The Fund is required to maintain certain regulatory and other asset coverage requirements in connection with the use of leverage. In order to maintain required asset coverage levels, the Fund may be required to reduce the amount of leverage employed, alter the composition of the Fund’s investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Fund’s shares.

Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 11

Portfolio Summary | 10/31/22

Portfolio Diversification
(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	3.53%
2.	ProFrac Holdings II LLC, Term Loan, 11.105% (Term SOFR + 725 bps), 3/4/25	1.43
3.	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	1.28
4.	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1.26
5.	Hercules LLC, 6.50%, 6/30/29	1.26
6.	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	1.03
7.	Energean Plc, 6.50%, 4/30/27 (144A)	0.97
8.	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	0.91
9.	Gol Finance SA, 8.00%, 6/30/26 (144A)	0.90
10.	Artera Services LLC, 9.033%, 12/4/25 (144A)	0.87

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

12 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

Prices and Distributions | 10/31/22

Market Value per Share^

	10/31/22	4/30/22
Market Value	$10.20	$12.30
Discount	(10.68)%	(9.43)%

Net Asset Value per Share^

	10/31/22	4/30/22
Net Asset Value	$11.42	$13.58

Distributions per Share*

	Net
	Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
5/1/22 – 10/31/22	$0.6600	$ —	$ —

Yields

	10/31/22	4/30/22
30-Day SEC Yield	14.81%	9.52%

The data shown above represents past performance, which is no guarantee of future results.

^	Net asset value and market value are published in Barron’s on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Fund's website at www.amundi.com/us.
*	The amount of distributions made to shareowners during the year was in excess of the net investment income earned by the Fund during the period. The Fund has accumulated undistributed net investment income which is part of the Fund's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period, and these reserves may be depleted over time. A decrease in distributions may have a negative effect on the market value of the Fund's shares.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 13

Performance Update | 10/31/22

Investment Returns

The mountain chart below shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in shares of Pioneer Diversified High Income Fund, Inc. during the periods shown, compared to that of the (50%/50%) ICE BofA Global High Yield & Crossover Country Corporate & Government Index (GHY/CCC & G) Index and Morningstar/LSTA Leveraged Loan Index benchmark, and the two indices that comprise the composite benchmark.

Average Annual Total Returns

(As of October 31, 2022)

			50% ICE BofA
			Global High
			Yield/CCC & G
			Index/50%
			Morningstar/	Morningstar/	ICE BofA
	Net Asset		LSTA	LSTA	Global
	Value	Market	Leveraged	Leveraged	High Yield/
Period	(NAV)	Price	Loan Index	Loan Index	CCC & G Index
10 years	3.84%	2.47%	2.76%	3.61%	1.85%
5 years	0.51	-0.38	0.84	3.07	-1.42
1 year	-18.35	-27.72	-11.76	-1.78	-20.95

Call 1-800-710-0935 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

(Please see the following page for additional performance and expense disclosure.)

14 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.

The ICE BofA GHY/CCC & G Index is an unmanaged index that tracks the performance of the below-and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The S&P/LSTA Leveraged Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses associated with a closed-end fund. The indices do not use leverage. It is not possible to invest directly in an index.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 15

Schedule of Investments | 10/31/22 (unaudited)

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 143.7%
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 4.2% of Net Assets*(a)
Consumer Products — 0.2%
348,906	Instant Brands Holdings, Inc., Initial Loan, 7.076%
	(LIBOR + 500 bps), 4/12/28	$ 232,459
	Total Consumer Products	$ 232,459
Dialysis Centers — 0.3%
485,000	US Renal Care, Inc., Initial Term Loan, 8.813%
	(LIBOR + 500 bps), 6/26/26	$ 308,884
	Total Dialysis Centers	$ 308,884
Electronic Composition — 0.1%
123,388	Natel Engineering Co., Inc., Initial Term Loan, 10.42%
	(LIBOR + 625 bps), 4/30/26	$ 114,751
	Total Electronic Composition	$ 114,751
Medical Labs & Testing Services — 0.1%
24,483(b)	Envision Healthcare Corporation, First Out Term Loan,
	11.603% (Term SOFR + 788 bps), 3/31/27	$ 22,739
85,403	Envision Healthcare Corporation, Second Out Term Loan,
	6.825% (Term SOFR + 425 bps), 3/31/27	37,435
209,114	Envision Healthcare Corporation, Third Out Term Loan,
	6.325% (Term SOFR + 375 bps), 3/31/27	57,680
	Total Medical Labs & Testing Services	$ 117,854
Oil-Field Services — 2.1%
1,893,475	ProFrac Holdings II LLC, Term Loan, 11.105% (Term
	SOFR + 725 bps), 3/4/25	$ 1,959,746
	Total Oil-Field Services	$ 1,959,746
Physical Practice Management — 0.3%
322,116	Team Health Holdings, Inc., Extended Term Loan,
	8.979% (Term SOFR + 525 bps), 3/2/27	$ 269,504
	Total Physical Practice Management	$ 269,504
Recreational Centers — 0.2%
191,703	Fitness International LLC, Term B Loan, 7.494% (Term
	SOFR + 325 bps), 4/18/25	$ 174,450
	Total Recreational Centers	$ 174,450
Telecom Services — 0.9%
1,025,000	Patagonia Holdco LLC, Amendment No.1 Term Loan,
	8.386% (Term SOFR + 575 bps), 8/1/29	$ 842,209
	Total Telecom Services	$ 842,209
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $4,495,649)	$ 4,019,857

The accompanying notes are an integral part of these financial statements.

16 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

Shares		Value
COMMON STOCKS — 0.4% of Net Assets
Airlines — 0.2%
24,166(c)	Grupo Aeromexico SAB de CV	$ 220,693
	Total Airlines	$ 220,693
Household Durables — 0.0%†
89,094(c)	Desarrolladora Homex SAB de CV	$ 135
	Total Household Durables	$ 135
Oil, Gas & Consumable Fuels — 0.2%
6(c)	Amplify Energy Corp.	$ 59
218,823(c)	PetroQuest Energy, Inc.	93,000
5,709(c)	Summit Midstream Partners LP	109,328
	Total Oil, Gas & Consumable Fuels	$ 202,387
TOTAL COMMON STOCKS
	(Cost $684,306)	$ 423,215

Principal
Amount
USD ($)
	ASSET BACKED SECURITIES — 3.4% of Net Assets
500,000	ACC Auto Trust, Series 2022-A, Class D, 10.07%,
	3/15/29 (144A)	$ 472,937
500,000(a)	Goldentree Loan Management US CLO 2, Ltd.,
	Series 2017-2A, Class E, 8.943% (3 Month USD
	LIBOR + 470 bps), 11/28/30 (144A)	404,831
1,000,000	JPMorgan Chase Bank NA - CACLN, Series 2021-3,
	Class G, 9.812%, 2/26/29 (144A)	905,806
1,000,000(a)	MCF CLO VII LLC, Series 2017-3A, Class ER, 13.393% (3
	Month USD LIBOR + 915 bps), 7/20/33 (144A)	866,744
650,000	Santander Bank Auto Credit-Linked Notes, Series
	2022-A, Class E, 12.662%, 5/15/32 (144A)	613,476
	TOTAL ASSET BACKED SECURITIES
	(Cost $3,611,748)	$ 3,263,794
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	2.3% of Net Assets
330,000(a)	Connecticut Avenue Securities Trust, Series 2021-R01,
	Class 1B2, 8.997% (SOFR30A + 600 bps),
	10/25/41 (144A)	$ 282,465
10,532(a)	DSLA Mortgage Loan Trust, Series 2005-AR6, Class 2A1C,
	4.32% (1 Month USD LIBOR + 84 bps), 10/19/45	9,910
100,000(a)	Fannie Mae Connecticut Avenue Securities, Series
	2021-R02, Class 2B2, 9.197% (SOFR30A + 620 bps),
	11/25/41 (144A)	85,042
200,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA7,
	Class B2, 10.797% (SOFR30A + 780 bps),
	11/25/41 (144A)	167,943

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 17

Schedule of Investments | 10/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
450,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA3,
	Class B2, 9.247% (SOFR30A + 625 bps),
	9/25/41 (144A)	$ 342,428
280,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2,
	Class B2, 11.497% (SOFR30A + 850 bps),
	2/25/42 (144A)	238,754
20,282	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B1, 5.25%, 11/25/32 (144A)	13,408
500,000(d)	RMF Buyout Issuance Trust, Series 2022-HB1, Class M5,
	4.50%, 4/25/32 (144A)	360,750
640,000(a)	STACR Trust, Series 2018-HRP2, Class B2, 14.086%
	(1 Month USD LIBOR + 1,050 bps), 2/25/47 (144A)	674,446
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $2,489,614)	$ 2,175,146
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 12.5% of Net Assets
1,000,000(d)	Benchmark Mortgage Trust, Series 2020-B18,
	Class AGNG, 4.388%, 7/15/53 (144A)	$ 791,312
500,000(a)	BPR Trust, Series 2021-WILL, Class E, 10.162% (1 Month
	USD LIBOR + 675 bps), 6/15/38 (144A)	457,569
725,000(a)	BX Trust, Series 2022-PSB, Class F, 10.709% (1 Month
	Term SOFR + 733 bps), 8/15/39 (144A)	719,787
588,625(a)	Capital Funding Mortgage Trust, Series 2020-9, Class B,
	18.028% (1 Month USD LIBOR + 1,490 bps),
	11/19/22 (144A)	588,625
288,017(a)	Capital Funding Mortgage Trust, Series 2021-8, Class B,
	16.23% (1 Month USD LIBOR + 1,310 bps),
	6/22/23 (144A)	288,017
1,000,000(a)	Capital Funding Mortgage Trust, Series 2021-19, Class B,
	18.34% (1 Month USD LIBOR + 1,521 bps),
	11/6/23 (144A)	971,981
70,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN1, Class B1, 10.747% (SOFR30A +
	775 bps), 1/25/51 (144A)	65,956
180,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN3, Class B1, 9.847% (SOFR30A +
	685 bps), 11/25/51 (144A)	156,910
582,937(d)	FREMF Mortgage Trust, Series 2019-KJ24, Class B,
	7.60%, 10/25/27 (144A)	524,285
1,000,000(a)	FREMF Mortgage Trust, Series 2019-KS12, Class C,
	10.043% (1 Month USD LIBOR + 690 bps), 8/25/29	896,673
410,104(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C,
	9.393% (1 Month USD LIBOR + 625 bps), 1/25/27 (144A)	399,447
527,183(a)	FREMF Mortgage Trust, Series 2020-KF83, Class C,
	12.143% (1 Month USD LIBOR + 900 bps), 7/25/30 (144A)	510,508

The accompanying notes are an integral part of these financial statements.

18 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
1,000,000(e)	FREMF Mortgage Trust, Series 2021-KG05, Class C,
	0.000%, 1/25/31 (144A)	$ 474,415
12,333,286(f)	FREMF Mortgage Trust, Series 2021-KG05, Class X2A,
	0.10%, 1/25/31 (144A)	71,267
1,000,000(f)	FREMF Mortgage Trust, Series 2021-KG05, Class X2B,
	0.10%, 1/25/31 (144A)	5,309
7,764,217(d)(f)	FRESB Mortgage Trust, Series 2020-SB79, Class X1,
	1.089%, 7/25/40	344,869
500,000(d)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2013-LC11, Class D, 4.164%, 4/15/46	409,209
171,563(d)	Morgan Stanley Capital I Trust, Series 2007-T25,
	Class AJ, 5.574%, 11/12/49	170,705
750,000(a)	Multifamily Connecticut Avenue Securities Trust, Series
	2020-01, Class M10, 7.336% (1 Month USD LIBOR
	+ 375 bps), 3/25/50 (144A)	695,290
900,000(d)	Natixis Commercial Mortgage Securities Trust, Series
	2019-FAME, Class E, 4.398%, 8/15/36 (144A)	748,229
290,000	Palisades Center Trust, Series 2016-PLSD, Class A,
	2.713%, 4/13/33 (144A)	227,099
191,485(a)	Slide, Series 2018-FUN, Class E, 5.962% (1 Month USD
	LIBOR + 255 bps), 6/15/31 (144A)	182,833
301,376(d)	Velocity Commercial Capital Loan Trust, Series 2020-1,
	Class M6, 5.69%, 2/25/50 (144A)	244,818
1,100,000	Wells Fargo Commercial Mortgage Trust, Series
	2015-C28, Class E, 3.00%, 5/15/48 (144A)	750,210
1,660,500(d)	Wells Fargo Commercial Mortgage Trust, Series
	2015-C31, Class E, 4.596%, 11/15/48 (144A)	1,166,207
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $13,137,167)	$ 11,861,530
	CONVERTIBLE CORPORATE BONDS — 2.1% of
	Net Assets
	Airlines — 0.1%
225,000	GOL Equity Finance SA, 3.75%, 7/15/24 (144A)	$ 94,519
	Total Airlines	$ 94,519
	Banks — 0.0%†
IDR 812,959,000	PT Bakrie & Brothers Tbk, 12/22/22	$ 7,818
	Total Banks	$ 7,818
	Chemicals — 1.8%
1,900,000(g)	Hercules LLC, 6.50%, 6/30/29	$ 1,720,155
	Total Chemicals	$ 1,720,155
	Entertainment — 0.2%
312,000(e)	DraftKings Holdings, Inc., 3/15/28	$ 195,156
	Total Entertainment	$ 195,156

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 19

Schedule of Investments | 10/31/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
Pharmaceuticals — 0.0%†
	300,000	Tricida, Inc., 3.50%, 5/15/27	$ 26,250
		Total Pharmaceuticals	$ 26,250
TOTAL CONVERTIBLE CORPORATE BONDS
		(Cost $2,231,442)	$ 2,043,898
CORPORATE BONDS — 94.8% of Net Assets
Advertising — 1.0%
	645,000	Clear Channel Outdoor Holdings, Inc., 7.50%,
		6/1/29 (144A)	$ 507,002
	535,000	Clear Channel Outdoor Holdings, Inc., 7.75%,
		4/15/28 (144A)	436,587
		Total Advertising	$ 943,589
Aerospace & Defense — 0.9%
	450,000	Bombardier, Inc., 7.125%, 6/15/26 (144A)	$ 425,955
	280,000	Howmet Aerospace, Inc., 6.875%, 5/1/25	286,219
	101,000	Triumph Group, Inc., 8.875%, 6/1/24 (144A)	102,087
		Total Aerospace & Defense	$ 814,261
Agriculture — 0.3%
	815,000	Kernel Holding SA, 6.50%, 10/17/24 (144A)	$ 264,060
		Total Agriculture	$ 264,060
Airlines — 5.9%
	500,000	Gol Finance SA, 7.00%, 1/31/25 (144A)	$ 217,500
	2,115,000	Gol Finance SA, 8.00%, 6/30/26 (144A)	1,232,591
	1,510,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	1,241,975
	285,000	Latam Airlines Group SA, 13.375%, 10/15/29 (144A)	283,575
	1,915,000	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	1,752,799
EUR	1,000,000	Transportes Aereos Portugueses SA, 5.625%,
		12/2/24 (144A)	918,941
		Total Airlines	$ 5,647,381
Auto Manufacturers — 0.5%
	545,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	$ 519,510
		Total Auto Manufacturers	$ 519,510
Auto Parts & Equipment — 0.8%
	840,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	$ 734,663
		Total Auto Parts & Equipment	$ 734,663
Banks — 3.7%
	300,000(d)	Banco de Galicia y Buenos Aires SAU, 7.962% (5 Year
		CMT Index + 716 bps), 7/19/26 (144A)	$ 282,000
	1,135,000(d)	Banco GNB Sudameris SA, 7.50% (5 Year CMT Index +
		666 bps), 4/16/31 (144A)	768,963

The accompanying notes are an integral part of these financial statements.

20 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

Principal
Amount
USD ($)			Value
		Banks — (continued)
	685,000(d)(h)	Banco Mercantil del Norte SA, 8.375% (5 Year CMT
		Index + 776 bps) (144A)	$ 595,697
	247,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	217,298
	911,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	778,885
	350,000(d)(h)	ING Groep NV, 6.50% (5 Year USD Swap Rate + 445 bps)	318,535
	225,000(d)(h)	Intesa Sanpaolo S.p.A., 7.70% (5 Year USD Swap Rate +
		546 bps) (144A)	194,779
	200,000	Sberbank of Russia Via SB Capital SA, 5.25%,
		5/23/23 (144A)	20,500
	865,000(d)(h)	Sovcombank Via SovCom Capital DAC, 7.60% (5 Year
		CMT Index + 636 bps) (144A)	24,328
	344,000(d)	Turkiye Vakiflar Bankasi TAO, 8.00% (5 Year USD Swap
		Rate + 585 bps), 11/1/27 (144A)	344,000
		Total Banks	$ 3,544,985
		Biotechnology — 0.3%
EUR	345,000	Cidron Aida Finco S.a.r.l., 5.00%, 4/1/28 (144A)	$ 266,947
		Total Biotechnology	$ 266,947
		Building Materials — 1.5%
	199,000	Koppers, Inc., 6.00%, 2/15/25 (144A)	$ 178,105
	375,000	Oscar AcquisitionCo LLC/Oscar Finance, Inc., 9.50%,
		4/15/30 (144A)	317,555
1,001,000		Patrick Industries, Inc., 7.50%, 10/15/27 (144A)	917,088
		Total Building Materials	$ 1,412,748
		Chemicals — 2.3%
	425,000	Braskem Idesa SAPI, 6.99%, 2/20/32 (144A)	$ 284,274
	425,000	LSF11 A5 HoldCo LLC, 6.625%, 10/15/29 (144A)	335,006
EUR	420,000	Lune Holdings S.a.r.l., 5.625%, 11/15/28 (144A)	318,072
	300,000	LYB Finance Co. BV, 8.10%, 3/15/27 (144A)	323,728
	379,000	Mativ Holdings, Inc., 6.875%, 10/1/26 (144A)	347,280
	280,000	Olin Corp., 9.50%, 6/1/25 (144A)	298,463
	336,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
		4/1/25 (144A)	288,120
		Total Chemicals	$ 2,194,943
		Commercial Services — 5.0%
	245,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 6.625%, 7/15/26 (144A)	$ 233,985
	585,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 9.75%, 7/15/27 (144A)	508,605
1,384,000		Atento Luxco 1 SA, 8.00%, 2/10/26 (144A)	539,760
	473,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	368,618
	958,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	864,595
	410,000	PECF USS Intermediate Holding III Corp., 8.00%,
		11/15/29 (144A)	274,561

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 21

Schedule of Investments | 10/31/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Commercial Services — (continued)
	935,000	Prime Security Services Borrower LLC/Prime Finance,
		Inc., 6.25%, 1/15/28 (144A)	$ 859,251
MXN 3,600,000		Red de Carreteras de Occidente SAB de CV,
		9.00%, 6/10/28 (144A)	179,414
	558,000	Sotheby’s, 7.375%, 10/15/27 (144A)	539,865
	411,000	Verscend Escrow Corp., 9.75%, 8/15/26 (144A)	412,250
		Total Commercial Services	$ 4,780,904
		Computers — 0.5%
	865,000	Diebold Nixdorf, Inc., 8.50%, 4/15/24	$ 434,141
	80,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	59,496
		Total Computers	$ 493,637
		Diversified Financial Services — 6.5%
	1,000,000	ASG Finance Designated Activity Co., 7.875%,
		12/3/24 (144A)	$ 925,500
	375,925(i)	Avation Capital SA, 8.25% (9.00% PIK or 8.25% Cash),
		10/31/26 (144A)	300,411
	1,110,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	956,764
	275,000(j)	Credito Real SAB de CV SOFOM ER, 8.00%, 1/21/28 (144A)	2,888
	530,000	Financiera Independencia SAB de CV SOFOM ENR,
		8.00%, 7/19/24 (144A)	347,950
EUR	235,000	Garfunkelux Holdco 3 SA, 6.75%, 11/1/25 (144A)	165,493
GBP	400,000	Garfunkelux Holdco 3 SA, 7.75%, 11/1/25 (144A)	326,434
	1,112,739(i)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or
		6.50% Cash), 9/15/24 (144A)	893,438
	75,000	OneMain Finance Corp., 6.625%, 1/15/28	68,132
	355,000	PHH Mortgage Corp., 7.875%, 3/15/26 (144A)	294,650
	1,174,000(j)	Unifin Financiera SAB de CV, 8.375%, 1/27/28 (144A)	105,660
	865,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	708,868
	465,000	VistaJet Malta Finance Plc/XO Management Holding, Inc.,
		6.375%, 2/1/30 (144A)	386,111
	745,000	VistaJet Malta Finance Plc/XO Management Holding, Inc.,
		7.875%, 5/1/27 (144A)	671,579
		Total Diversified Financial Services	$ 6,153,878
		Electric — 0.8%
	400,000	Cemig Geracao e Transmissao SA, 9.25%, 12/5/24 (144A)	$ 410,800
	260,000(d)	Enel S.p.A., 8.75% (5 Year USD Swap Rate + 588 bps),
		9/24/73 (144A)	258,589
	92,678	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
		12/15/25 (144A)	90,788
	7,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	6,673
		Total Electric	$ 766,850

The accompanying notes are an integral part of these financial statements.

22 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

Principal
Amount
USD ($)			Value
		Electrical Components & Equipments — 0.6%
	350,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	$ 353,395
	245,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	248,543
		Total Electrical Components & Equipments	$ 601,938
		Energy-Alternate Sources — 0.1%
	92,837(i)	SCC Power Plc, 4.00% (4.00% PIK or 4.00% Cash),
		5/17/32 (144A)	$ 7,334
	171,391(i)	SCC Power Plc, 8.00% (4.00% PIK & 4.00% Cash or 8.00%
		Cash), 12/31/28 (144A)	63,415
		Total Energy-Alternate Sources	$ 70,749
		Engineering & Construction — 2.2%
	200,000	Aeropuertos Dominicanos Siglo XXI SA, 6.75%,
		3/30/29 (144A)	$ 175,778
	1,425,000	Artera Services LLC, 9.033%, 12/4/25 (144A)	1,190,816
	230,000	IHS Holding, Ltd., 6.25%, 11/29/28 (144A)	165,623
EUR	360,000	Promontoria Holding 264 BV, 6.375%, 3/1/27 (144A)	324,462
	280,000	Promontoria Holding 264 BV, 7.875%, 3/1/27 (144A)	254,800
		Total Engineering & Construction	$ 2,111,479
		Entertainment — 2.6%
	510,000	Caesars Entertainment, Inc., 8.125%, 7/1/27 (144A)	$ 495,975
	305,000	International Game Technology Plc, 6.25%, 1/15/27 (144A)	302,182
EUR	325,000	Lottomatica S.p.A., 9.75%, 9/30/27 (144A)	325,687
	900,000	Mohegan Gaming & Entertainment, 8.00%, 2/1/26 (144A)	759,177
	295,000	Scientific Games International, Inc., 7.00%, 5/15/28 (144A)	285,480
	295,000	Scientific Games International, Inc., 7.25%, 11/15/29 (144A)	285,177
		Total Entertainment	$ 2,453,678
		Environmental Control — 0.4%
	367,000	Tervita Corp., 11.00%, 12/1/25 (144A)	$ 398,161
		Total Environmental Control	$ 398,161
		Food — 1.5%
	555,000	Aragvi Finance International DAC, 8.45%, 4/29/26 (144A)	$ 385,658
	1,310,000	Frigorifico Concepcion SA, 7.70%, 7/21/28 (144A)	1,031,625
		Total Food	$ 1,417,283
		Forest Products & Paper — 1.1%
	1,175,000	Sylvamo Corp., 7.00%, 9/1/29 (144A)	$ 1,091,877
		Total Forest Products & Paper	$ 1,091,877
		Healthcare-Products — 0.2%
	239,000	Varex Imaging Corp., 7.875%, 10/15/27 (144A)	$ 233,255
		Total Healthcare-Products	$ 233,255

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 23

Schedule of Investments | 10/31/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Healthcare-Services — 3.5%
	445,000	Auna SAA, 6.50%, 11/20/25 (144A)	$ 347,100
	550,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	479,358
	357,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint
		Health, Inc., 9.75%, 12/1/26 (144A)	284,636
	1,066,000	Surgery Center Holdings, Inc., 10.00%, 4/15/27 (144A)	1,034,334
	765,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	693,603
	1,165,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	462,512
		Total Healthcare-Services	$ 3,301,543
		Home Builders — 1.3%
	885,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	$ 732,338
	390,000	Empire Communities Corp., 7.00%, 12/15/25 (144A)	336,188
	211,000	KB Home, 6.875%, 6/15/27	204,083
		Total Home Builders	$ 1,272,609
		Home Furnishings — 0.9%
EUR	930,000	International Design Group S.p.A., 6.50%,
		11/15/25 (144A)	$ 811,081
		Total Home Furnishings	$ 811,081
		Housewares — 0.1%
	120,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 114,077
		Total Housewares	$ 114,077
		Insurance — 5.1%
	4,600,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	$ 4,822,704
		Total Insurance	$ 4,822,704
		Internet — 0.1%
	95,000	Expedia Group, Inc., 6.25%, 5/1/25 (144A)	$ 94,840
		Total Internet	$ 94,840
		Iron & Steel — 3.0%
	845,000	Carpenter Technology Corp., 7.625%, 3/15/30	$ 825,768
	200,000	Metinvest BV, 7.75%, 4/23/23 (144A)	99,200
	1,345,000	Metinvest BV, 7.75%, 10/17/29 (144A)	546,070
	375,000	Mineral Resources, Ltd., 8.00%, 11/1/27 (144A)	368,891
	395,000	Mineral Resources, Ltd., 8.50%, 5/1/30 (144A)	388,425
	870,000	TMS International Corp., 6.25%, 4/15/29 (144A)	610,152
		Total Iron & Steel	$ 2,838,506
		Leisure Time — 1.6%
	100,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 75,195
EUR	130,000	Carnival Corp., 7.625%, 3/1/26 (144A)	93,142
	135,000	Carnival Corp., 10.50%, 2/1/26 (144A)	132,295
	120,000	Carnival Holdings Bermuda, Ltd., 10.375%, 5/1/28 (144A)	121,510

The accompanying notes are an integral part of these financial statements.

24 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

Principal
Amount
USD ($)		Value
	Leisure Time — (continued)
170,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	$ 132,175
178,000	Royal Caribbean Cruises, Ltd., 11.50%, 6/1/25 (144A)	191,701
595,000	Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27 (144A)	570,569
245,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	214,375
	Total Leisure Time	$ 1,530,962
	Media — 1.6%
225,000	Audacy Capital Corp., 6.75%, 3/31/29 (144A)	$ 63,986
1,660,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	1,413,075
25,000	Univision Communications, Inc., 7.375%, 6/30/30 (144A)	24,188
	Total Media	$ 1,501,249
	Metal Fabricate/Hardware — 0.3%
385,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 269,500
	Total Metal Fabricate/Hardware	$ 269,500
	Mining — 1.6%
883,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	$ 714,214
500,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	469,200
400,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	371,931
	Total Mining	$ 1,555,345
	Oil & Gas — 15.6%
1,160,000	Aethon United BR LP/Aethon United Finance Corp.,
	8.25%, 2/15/26 (144A)	$ 1,177,930
1,685,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1,722,912
294,000	Cenovus Energy, Inc., 6.75%, 11/15/39	289,211
995,000	Colgate Energy Partners III LLC, 7.75%, 2/15/26 (144A)	989,738
1,510,000	Energean Plc, 6.50%, 4/30/27 (144A)	1,334,055
383,000	International Petroleum Corp., 7.25%, 2/1/27 (144A)	348,530
405,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	327,038
1,355,000	MC Brazil Downstream Trading S.a.r.l, 7.25%,
	6/30/31 (144A)	1,035,355
605,000	Murphy Oil Corp., 6.375%, 7/15/28	591,931
140,000	Nabors Industries, Inc., 7.375%, 5/15/27 (144A)	137,546
515,000	Nabors Industries, Ltd., 7.50%, 1/15/28 (144A)	477,662
603,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	585,689
955,000	Occidental Petroleum Corp., 4.40%, 4/15/46	777,607
674,000	Petroleos Mexicanos, 6.70%, 2/16/32	509,712
271,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	249,220
395,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	332,788
480,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	472,800
900,000	SierraCol Energy Andina LLC, 6.00%, 6/15/28 (144A)	602,550
860,000	Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	728,110

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 25

Schedule of Investments | 10/31/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Oil & Gas — (continued)
	785,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	$ 668,051
	805,000	Vermilion Energy, Inc., 6.875%, 5/1/30 (144A)	753,103
	1,195,000	YPF SA, 6.95%, 7/21/27 (144A)	724,767
		Total Oil & Gas	$ 14,836,305
		Oil & Gas Services — 1.2%
	521,000	Archrock Partners LP/Archrock Partners Finance Corp.,
		6.875%, 4/1/27 (144A)	$ 496,252
	630,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	612,864
		Total Oil & Gas Services	$ 1,109,116
		Packaging & Containers — 0.5%
EUR	425,000	Fiber Bidco S.p.A., 11.00%, 10/25/27 (144A)	$ 426,306
		Total Packaging & Containers	$ 426,306
		Pharmaceuticals — 1.2%
	234,000(j)	Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
		9.50%, 7/31/27 (144A)	$ 26,910
	465,000	P&L Development LLC/PLD Finance Corp., 7.75%,
		11/15/25 (144A)	358,962
	381,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	291,241
	493,000	Teva Pharmaceutical Finance Netherlands III BV,
		2.80%, 7/21/23	479,309
		Total Pharmaceuticals	$ 1,156,422
		Pipelines — 6.7%
	815,000	Acu Petroleo Luxembourg S.a.r.l., 7.50%, 1/13/32 (144A)	$ 641,364
	230,000	DCP Midstream Operating LP, 5.60%, 4/1/44	201,572
	555,000	Delek Logistics Partners LP/Delek Logistics Finance Corp.,
		6.75%, 5/15/25	535,287
	510,000	Delek Logistics Partners LP/Delek Logistics Finance Corp.,
		7.125%, 6/1/28 (144A)	456,678
	450,000(a)	Energy Transfer LP, 7.457% (3 Month USD LIBOR +
		302 bps), 11/1/66	336,375
	915,000(d)(h)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	758,874
	118,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	85,682
	145,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	110,170
	344,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	268,173
	365,000	Genesis Energy LP/Genesis Energy Finance Corp.,
		8.00%, 1/15/27	353,335
	197,000	Global Partners LP/GLP Finance Corp., 7.00%, 8/1/27	187,284
	645,000	Golar LNG, Ltd., 7.00%, 10/20/25 (144A)	600,817
	845,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	810,119
	1,175,000	Williams Cos., Inc., 5.75%, 6/24/44	1,048,644
		Total Pipelines	$ 6,394,374

The accompanying notes are an integral part of these financial statements.

26 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

Principal
Amount
USD ($)		Value
	REITs — 1.0%
890,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital
	LLC, 6.00%, 1/15/30 (144A)	$ 607,363
386,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital
	LLC, 7.875%, 2/15/25 (144A)	382,142
10,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital
	LLC, 6.50%, 2/15/29 (144A)	7,175
	Total REITs	$ 996,680
	Retail — 1.2%
575,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 556,157
418,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	264,385
389,000	Staples, Inc., 7.50%, 4/15/26 (144A)	337,878
	Total Retail	$ 1,158,420
	Software — 0.4%
505,000	AthenaHealth Group, Inc., 6.50%, 2/15/30 (144A)	$ 393,900
	Total Software	$ 393,900
	Telecommunications — 5.5%
695,000	Altice France Holding SA, 6.00%, 2/15/28 (144A)	$ 449,436
607,000	Altice France Holding SA, 10.50%, 5/15/27 (144A)	473,017
200,000	Altice France SA, 8.125%, 2/1/27 (144A)	183,034
56,934(i)	Digicel International Finance Ltd/Digicel international
	Holdings, Ltd., 13.00% (7.00% PIK or 6.00% Cash),
	12/31/25 (144A)	38,715
750,000	Digicel, Ltd., 6.75%, 3/1/23	397,500
836,000	Kenbourne Invest SA, 6.875%, 11/26/24 (144A)	744,040
740,000	Maxar Technologies, Inc., 7.75%, 6/15/27 (144A)	725,459
850,000	Sprint Corp., 7.625%, 3/1/26	887,188
850,000	Total Play Telecomunicaciones SA de CV, 6.375%,
	9/20/28 (144A)	582,584
875,000	Windstream Escrow LLC/Windstream Escrow Finance
	Corp., 7.75%, 8/15/28 (144A)	757,138
	Total Telecommunications	$ 5,238,111
	Transportation — 3.3%
1,245,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 921,772
655,000	Danaos Corp., 8.50%, 3/1/28 (144A)	602,512
400,000	Simpar Europe SA, 5.20%, 1/26/31 (144A)	288,832
575,000	Watco Cos. LLC/Watco Finance Corp., 6.50%,
	6/15/27 (144A)	541,160
965,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	810,600
	Total Transportation	$ 3,164,876

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 27

Schedule of Investments | 10/31/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
Trucking & Leasing — 0.4%
	325,000	Fortress Transportation and Infrastructure Investors
		LLC, 9.75%, 8/1/27 (144A)	$ 330,878
		Total Trucking & Leasing	$ 330,878
TOTAL CORPORATE BONDS
		(Cost $106,712,709)	$ 90,234,580

Shares
PREFERRED STOCK — 0.6% of Net Assets
Diversified Financial Services — 0.5%
	500(d)(h)	Compeer Financial ACA, 6.75% (3 Month USD
		LIBOR + 458 bps) (144A)	$ 497,500
		Total Diversified Financial Services	$ 497,500
Internet — 0.1%
	50,188	MYT Holding LLC, 10.00%, 6/6/29	$ 35,131
		Total Internet	$ 35,131
TOTAL PREFERRED STOCK
		(Cost $591,624)	$ 532,631
RIGHT/WARRANT — 0.0%† of Net Assets
Aerospace & Defense — 0.0%†
	6,475(c)	Avation Plc, 1/1/59	$ —
		Total Aerospace & Defense	$ —
TOTAL RIGHT/WARRANT
		(Cost $ —)	$ —

Principal
Amount
USD ($)
INSURANCE-LINKED SECURITIES — 21.3% of
Net Assets#
Event Linked Bonds — 6.9%
Inland Flood – U.S. — 0.2%
	250,000(a)	FloodSmart Re, 15.296%, (3 Month U.S. Treasury Bill +
		1,125 bps), 2/25/25 (144A)	$ 125,000
	250,000(a)	FloodSmart Re, 17.626%, (3 Month U.S. Treasury Bill +
		1,358 bps), 3/1/24 (144A)	100,000
$ 225,000
Multiperil – U.S. — 2.0%
	400,000(a)	Caelus Re V, 4.146%, (1 Month U.S. Treasury Bill +
		10 bps), 6/5/24 (144A)	$ 32,000
	250,000(a)	Caelus Re V, 4.146%, (3 Month U.S. Treasury Bill +
		10 bps), 6/9/25 (144A)	25

The accompanying notes are an integral part of these financial statements.

28 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

Principal
Amount
USD ($)			Value
Multiperil – U.S. — (continued)
	250,000(a)	Four Lakes Re, 11.346%, (3 Month U.S. Treasury Bill +
		730 bps), 1/5/24 (144A)	$ 242,500
	250,000(a)	Four Lakes Re, 14.206%, (3 Month U.S. Treasury Bill +
		1,016 bps), 1/5/24 (144A)	237,500
	500,000(a)	Matterhorn Re, 10.801%, (SOFR + 775 bps),
		3/24/25 (144A)	475,000
	250,000(a)	Residential Reinsurance Re 2018, 15.856%, (3 Month U.S.
		Treasury Bill + 1,181 bps), 12/6/22 (144A)	246,000
	250,000(a)	Residential Reinsurance Re 2019, 16.436%, (3 Month U.S.
		Treasury Bill + 1,239 bps), 12/6/23 (144A)	240,625
	500,000(a)	Residential Reinsurance Re 2021, 15.956%, (3 Month U.S.
		Treasury Bill + 1,191 bps), 12/6/25 (144A)	455,000
$ 1,928,650
Multiperil – U.S. & Canada — 3.2%
	750,000(a)	Hypatia 2020-1, 14.321%, (3 Month U.S. Treasury Bill +
		1,028 bps), 6/7/23 (144A)	$ 723,750
	250,000(a)	Hypatia, Ltd., 11.371%, (3 Month U.S. Treasury Bill +
		733 bps), 6/7/23 (144A)	241,250
	250,000(a)	Kilimanjaro III Re, 15.296%, (3 Month U.S. Treasury Bill +
		1,125 bps), 4/21/25 (144A)	212,500
	250,000(a)	Kilimanjaro III Re, 15.296%, (3 Month U.S. Treasury Bill +
		1,125 bps), 4/20/26 (144A)	212,500
	250,000(a)	Matterhorn Re, 8.662%, (SOFR + 575 bps),
		12/8/25 (144A)	235,000
	750,000(a)	Mona Lisa Re, 12.046%, (3 Month U.S. Treasury Bill +
		800 bps), 1/9/23 (144A)	725,625
	250,000(a)	Mystic Re IV, 9.856%, (3 Month U.S. Treasury Bill +
		581 bps), 1/8/25 (144A)	236,875
	500,000(a)	Mystic Re IV, 11.69%, (3 Month U.S. Treasury Bill +
		1,169 bps), 1/8/25 (144A)	475,000
$ 3,062,500
Pandemic – U.S — 0.2%
	250,000(a)	Vitality Re XI, 5.846%, (3 Month U.S. Treasury Bill +
		180 bps), 1/9/24 (144A)	$ 236,875
Windstorm – Florida — 0.2%
	250,000(a)	Integrity Re, 11.046%, (3 Month U.S. Treasury Bill +
		700 bps), 6/6/25 (144A)	$ 150,000
Windstorm – Mexico — 0.3%
	250,000(a)	International Bank for Reconstruction & Development,
		7.45%, (SOFRINDX + 440 bps), 12/29/23 (144A)	$ 245,000
Windstorm – North Carolina — 0.5%
	250,000(a)	Cape Lookout Re, 7.266%, (1 Month U.S. Treasury Bill +
		325 bps), 3/22/24 (144A)	$ 238,125

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 29

Schedule of Investments | 10/31/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Windstorm – North Carolina — (continued)
	250,000(a)	Cape Lookout Re, 9.046%, (3 Month U.S. Treasury Bill +
		500 bps), 3/28/25 (144A)	$ 238,125
			$ 476,250
		Windstorm – Texas — 0.3%
	250,000(a)	Alamo Re II, 9.613%, (1 Month U.S. Treasury Bill +
		552 bps), 6/8/23 (144A)	$ 244,500
		Total Event Linked Bonds	$ 6,568,775

Face
Amount
USD ($)
		Collateralized Reinsurance — 4.5%
		Multiperil – Massachusetts — 0.2%
	250,000(c)(k)+	Portsalon Re 2022, 5/31/28	$ 217,271
		Multiperil – U.S. — 0.7%
	250,000(c)(k)+	Ballybunion Re 2020, 2/28/23	$ 28,244
	100,000(c)(k)+	Ballybunion Re 2021-3, 7/31/25	4,472
	264,839(c)(k)+	Ballybunion Re 2022, 12/31/27	268,300
	250,000(c)(k)+	Ballybunion Re 2022-2, 5/31/28	252,645
	97,898(c)(k)+	Ballybunion Re 2022-3, 6/30/28	97,454
			$ 651,115
		Multiperil – Worldwide — 2.0%
	250,000(c)(k)+	Amaranth Re 2022, 12/31/27	$ 242,242
	250,000(c)(k)+	Aureolin Re 2022, 3/31/28	236,856
	250,000(c)+	Celadon Re 2022, 3/31/28	230,720
	650,000(c)(k)+	Cypress Re 2017, 1/31/23	65
	462,683(c)(k)+	Dartmouth Re 2018, 1/31/23	82,739
	100,000(c)(k)+	Dartmouth Re 2021, 12/31/24	56,920
	250,000(c)(k)+	Gamboge Re 2022, 3/31/28	237,024
	27,000(c)(k)+	Limestone Re, 3/1/23 (144A)	—
	250,000(c)(k)+	Merion Re 2022-1, 12/31/27	240,051
	250,000(c)(k)+	Old Head Re 2022, 12/31/27	233,293
	700,000(c)(k)+	Resilience Re, 5/1/23	—
	250,000(c)(k)+	Walton Health Re 2019, 6/30/23	135,666
	250,000(c)(k)+	Walton Health Re 2022, 12/15/27	221,529
			$ 1,917,105
		Windstorm – Florida — 0.8%
	383,000(c)+	Isosceles Re 2022, 5/31/28	$ 382,043
	750,000(c)(k)+	Portrush Re 2017, 6/15/23	319,050
			$ 701,093
		Windstorm – U.S. Multistate — 0.0%†
	250,000(c)(k)+	White Heron Re 2021, 6/30/25	$ 5,350

The accompanying notes are an integral part of these financial statements.

30 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

Face
Amount
USD ($)		Value
	Windstorm – U.S. Regional — 0.8%
1,015,734(c)(k)+	Oakmont Re 2020, 4/30/24	$ 37,915
750,000(c)(k)+	Oakmont Re 2022, 4/1/28	724,007
		$ 761,922
	Total Collateralized Reinsurance	$ 4,253,856
	Reinsurance Sidecars — 9.1%
	Multiperil – U.S. — 0.3%
250,000(c)(k)+	Carnoustie Re 2020, 12/31/23	$ 33,900
231,715(c)(k)+	Carnoustie Re 2021, 12/31/24	10,983
223,952(c)(k)+	Carnoustie Re 2022, 12/31/27	237,286
1,000,000(c)(l)+	Harambee Re 2018, 12/31/22	—
1,000,000(l)+	Harambee Re 2019, 12/31/22	500
500,000(l)+	Harambee Re 2020, 12/31/23	8,000
		$ 290,669
	Multiperil – U.S. Regional — 0.0%†
250,000(c)(k)+	Brotherhood Re, 1/31/23	$ —
	Multiperil – Worldwide — 8.8%
3,037(l)+	Alturas Re 2019-2, 3/10/23	$ 1,033
24,550(l)+	Alturas Re 2019-3, 9/12/23	555
60,078(l)+	Alturas Re 2020-2, 3/10/23	12,737
225,450(l)+	Alturas Re 2020-3, 9/30/24	—
439,922(c)(l)+	Alturas Re 2021-2, 12/31/24	—
213,682(c)(l)+	Alturas Re 2021-3, 7/31/25	53,997
351,092(c)(l)+	Alturas Re 2022-2, 12/31/27	324,409
492,000(c)(k)+	Bantry Re 2019, 12/31/22	16,710
500,000(c)(k)+	Bantry Re 2021, 12/31/24	64,975
417,157(c)(k)+	Bantry Re 2022, 12/31/27	434,962
1,579,039(c)(k)+	Berwick Re 2018-1, 12/31/22	122,060
1,128,124(c)(k)+	Berwick Re 2019-1, 12/31/22	134,811
993,323(c)(k)+	Berwick Re 2020-1, 12/31/23	99
750,000(c)(k)+	Berwick Re 2022, 12/31/27	776,957
7,125(c)(k)+	Eden Re II, 3/22/23 (144A)	18,523
70,000(c)(k)+	Eden Re II, 3/22/24 (144A)	26,460
63,268(c)(k)+	Eden Re II, 3/21/25 (144A)	34,861
400,000(c)(k)+	Eden Re II, 3/20/26 (144A)	360,920
250,000(c)(k)+	Gleneagles Re 2018, 12/31/22	29,575
250,000(c)(k)+	Gleneagles Re 2021, 12/31/24	55,571
250,000(c)(k)+	Gleneagles Re 2022, 12/31/27	257,813
1,059,157(c)(k)+	Gullane Re 2018, 12/31/22	65,567
793,800(c)(k)+	Gullane Re 2022, 12/31/27	844,332
250,000(c)(l)+	Lion Rock Re 2020, 1/31/23	—
250,000(c)(l)+	Lion Rock Re 2021, 12/31/24	72,400

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 31

Schedule of Investments | 10/31/22

(unaudited) (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
498,977(c)(l)+	Lorenz Re 2019, 6/30/23	$ 6,778
500,000(c)(k)+	Merion Re 2018-2, 12/31/22	75,700
500,000(c)(k)+	Merion Re 2021-2, 12/31/24	98,250
363,953(c)(k)+	Merion Re 2022-2, 12/31/27	345,068
1,000,000(c)(k)+	Pangaea Re 2018-1, 12/31/22	21,055
1,000,000(c)(k)+	Pangaea Re 2018-3, 7/1/23	20,743
819,247(c)(k)+	Pangaea Re 2019-1, 2/1/23	17,071
735,313(c)(k)+	Pangaea Re 2019-3, 7/1/23	26,450
620,500(c)(k)+	Pangaea Re 2020-3, 7/1/24	8,735
746,905(c)(k)+	Pangaea Re 2022-1, 12/31/27	798,240
250,000(c)(k)+	Pangaea Re 2022-3, 5/31/28	256,574
250,000(c)(k)+	Phoenix One Re, 1/4/27 (144A)	281,250
200,000(k)+	Sector Re V, 3/1/24 (144A)	157,988
25,000(k)+	Sector Re V, 12/1/24 (144A)	71,974
499(k)+	Sector Re V, 12/1/25 (144A)	14,396
750,000(k)+	Sector Re V, 12/1/26 (144A)	700,546
225,000(k)+	Sector Re V, 12/1/26 (144A)	210,152
515,671(k)+	Sussex Re 2020-1, 12/31/22	774
250,000(k)+	Sussex Re 2021-1, 12/31/24	23,775
500,000(c)(k)+	Sussex Re 2022, 12/31/27	472,350
313,499(l)+	Thopas Re 2019, 12/31/22	533
300,000(c)(l)+	Thopas Re 2020, 12/31/23	—
250,000(l)+	Thopas Re 2021, 12/31/24	—
250,000(c)(l)+	Thopas Re 2022, 12/31/27	250,450
375,860(l)+	Torricelli Re 2021, 7/31/25	21,136
500,000(c)(l)+	Torricelli Re 2022, 6/30/28	456,013
500,000(k)+	Versutus Re 2018, 12/31/22	—
441,274(k)+	Versutus Re 2019-A, 12/31/22	—
58,727(k)+	Versutus Re 2019-B, 12/31/22	—
500,000(c)(l)+	Viribus Re 2018, 12/31/22	—
212,306(l)+	Viribus Re 2019, 12/31/22	1,507
240,783(c)(l)+	Viribus Re 2020, 12/31/23	10,594
221,888(c)(l)+	Viribus Re 2022, 12/31/27	226,326
507,289(c)(k)+	Woburn Re 2018, 12/31/22	17,440
499,829(c)(k)+	Woburn Re 2019, 12/31/22	95,635
		$ 8,396,830
	Total Reinsurance Sidecars	$ 8,687,499

The accompanying notes are an integral part of these financial statements.

32 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

Face
Amount
USD ($)		Value
Industry Loss Warranties — 0.8%
Windstorm – U.S. — 0.0%†
250,000(c)(k)+	Ballylifin Re 2022, 5/31/28	$ 6,571
Windstorm – U.S. Regional — 0.8%
250,000(c)(k)+	Streamsong Re 2022, 12/15/27	$ 245,684
500,000(c)(k)+	Flavescent Re 2022, 11/30/27	486,876
$ 732,560
	Total Industry Loss Warranties	$ 739,131
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $22,538,982)	$ 20,249,261

Principal
Amount
USD ($)
FOREIGN GOVERNMENT BONDS — 2.1%
of Net Assets
Angola — 0.4%
448,000	Angolan Government International Bond, 8.250%,
	5/9/28 (144A)	$ 376,768
	Total Angola	$ 376,768
Gabon — 0.4%
475,000	Gabon Government International Bond, 7.000%,
	11/24/31 (144A)	$ 330,386
	Total Gabon	$ 330,386
Ghana — 0.2%
320,000	Ghana Government International Bond, 7.875%,
	2/11/35 (144A)	$ 89,626
500,000	Ghana Government International Bond,
	8.627%, 6/16/49	136,800
	Total Ghana	$ 226,426
Mexico — 1.0%
MXN 18,385,500	Mexican Bonos, 8.000%, 12/7/23	$ 902,154
	Total Mexico	$ 902,154
Ukraine — 0.1%
750,000	Ukraine Government International Bond, 8.994%,
	2/1/26 (144A)	$ 133,125
	Total Ukraine	$ 133,125
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $3,465,348)	$ 1,968,859

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 33

Schedule of Investments | 10/31/22

(unaudited) (continued)

Number of		Counter-		Strike	Expiration
Contracts	Description	party	Amount	Price	Date	Value
OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED — 0.0%†
1,450,000	Put EUR Call USD	JPMorgan	EUR 24,281	EUR 0.99	1/23/23	$ 29,289
Chase Bank NA
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED
	(Premiums paid $ 24,281)					$ 29,289
TOTAL OPTIONS PURCHASED
	(Premiums paid $ 24,281)					$ 29,289
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 143.7%
	(Cost $159,982,870)					$136,802,060
OVER THE COUNTER (OTC) CURRENCY CALL
OPTION WRITTEN — (0.0%)†
1,450,000	Call EUR Put USD	JPMorgan	EUR 24,281	EUR 1.06	1/23/23	$ (3,267)
Chase Bank NA
TOTAL OVER THE COUNTER (OTC) CURRENCY
CALL OPTION WRITTEN
	(Premiums received $(24,281))					$ (3,267)
	OTHER ASSETS AND LIABILITIES — (43.7)%					$ (41,617,294)
	NET ASSETS — 100.0%					$ 95,181,499

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
FRESB	Freddie Mac Multifamily Small Balance Certificates.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2022, the value of these securities amounted to $104,114,066, or 109.4% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2022.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	Non-income producing security.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2022.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

(e)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(f)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(g)	Security is priced as a unit.
(h)	Security is perpetual in nature and has no stated maturity date.
(i)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(j)	Security is in default.
(k)	Issued as participation notes. (l) Issued as preference shares.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2022.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 35

Schedule of Investments | 10/31/22

(unaudited) (continued)

Restricted Securities	Acquisition date	Cost	Value
Alamo Re II	5/29/2020	$250,000	$ 244,500
Alturas Re 2019-2	12/19/2018	3,037	1,033
Alturas Re 2019-3	6/26/2019	24,550	555
Alturas Re 2020-2	1/1/2020	60,078	12,737
Alturas Re 2020-3	8/3/2020	—	—
Alturas Re 2021-2	2/16/2021	22,989	—
Alturas Re 2021-3	8/16/2021	77,354	53,997
Alturas Re 2022-2	1/18/2022	351,092	324,409
Amaranth Re 2022	1/21/2022	221,062	242,242
Aureolin Re 2022	5/5/2022	224,500	236,856
Ballybunion Re 2020	12/31/2019	17,156	28,244
Ballybunion Re 2021-3	8/2/2021	2,102	4,472
Ballybunion Re 2022	3/9/2022	264,839	268,300
Ballybunion Re 2022-2	8/9/2022	250,000	252,645
Ballybunion Re 2022-3	8/9/2022	97,898	97,454
Ballylifin Re 2022	7/15/2022	203,625	6,571
Bantry Re 2019	2/1/2019	—	16,710
Bantry Re 2021	1/11/2021	72,117	64,975
Bantry Re 2022	2/2/2022	417,157	434,962
Berwick Re 2018-1	1/10/2018	230,646	122,060
Berwick Re 2019-1	12/31/2018	134,801	134,811
Berwick Re 2020-1	9/24/2020	—	99
Berwick Re 2022	12/31/2021	750,000	776,957
Brotherhood Re	1/22/2018	40,341	—
Caelus Re V	4/27/2017	400,000	32,000
Caelus Re V	5/4/2018	250,000	25
Cape Lookout Re	3/9/2021	250,000	238,125
Cape Lookout Re	3/16/2022	250,000	238,125
Carnoustie Re 2020	7/16/2020	11,377	33,900
Carnoustie Re 2021	1/25/2021	7,764	10,983
Carnoustie Re 2022	1/20/2022	223,952	237,286
Celadon Re 2022	9/13/2022	212,650	230,720
Cypress Re 2017	1/24/2017	2,185	65
Dartmouth Re 2018	1/18/2018	173,152	82,739
Dartmouth Re 2021	1/19/2021	37,395	56,920
Eden Re II	1/22/2019	835	18,523
Eden Re II	12/23/2019	57,847	26,460
Eden Re II	1/25/2021	63,268	34,861
Eden Re II	1/21/2022	400,000	360,920
Flavescent Re 2022	7/26/2022	451,250	486,876
FloodSmart Re	2/8/2022	247,789	100,000
FloodSmart Re	2/14/2022	250,000	125,000
Four Lakes Re	11/5/2020	250,000	242,500
Four Lakes Re	11/5/2020	250,000	237,500
Gamboge Re 2022	4/11/2022	224,823	237,024
Gleneagles Re 2018	1/11/2018	20,068	29,575
Gleneagles Re 2021	1/13/2021	60,146	55,571
Gleneagles Re 2022	1/18/2022	250,000	257,813

The accompanying notes are an integral part of these financial statements.

36 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

Restricted Securities	Acquisition date	Cost	Value
Gullane Re 2018	3/26/2018	$ —	$ 65,567
Gullane Re 2022	2/17/2022	793,800	844,332
Harambee Re 2018	12/19/2017	21,232	—
Harambee Re 2019	12/20/2018	—	500
Harambee Re 2020	2/27/2020	—	8,000
Hypatia 2020-1	7/10/2020	759,600	723,750
Hypatia, Ltd.	4/9/2021	253,482	241,250
Integrity Re	5/9/2022	250,000	150,000
International Bank for Reconstruction &
Development	7/19/2021	250,000	245,000
Isosceles Re 2022	8/11/2022	358,352	382,043
Kilimanjaro III Re	4/8/2021	250,000	212,500
Kilimanjaro III Re	4/8/2021	250,000	212,500
Limestone Re	6/20/2018	230	—
Lion Rock Re 2020	12/30/2019	—	—
Lion Rock Re 2021	3/1/2021	127,191	72,400
Lorenz Re 2019	6/26/2019	115,320	6,778
Matterhorn Re	12/15/2021	250,000	235,000
Matterhorn Re	3/10/2022	500,000	475,000
Merion Re 2018-2	12/28/2017	20,576	75,700
Merion Re 2021-2	12/28/2020	136,047	98,250
Merion Re 2022-1	1/25/2022	214,942	240,051
Merion Re 2022-2	3/1/2022	363,953	345,068
Mona Lisa Re	12/30/2019	750,432	725,625
Mystic Re IV	10/26/2021	248,852	236,875
Mystic Re IV	6/9/2021	500,000	475,000
Oakmont Re 2020	12/3/2020	9,584	37,915
Oakmont Re 2022	5/9/2022	679,940	724,007
Old Head Re 2022	1/6/2022	188,288	233,293
Pangaea Re 2018-1	1/11/2018	143,008	21,055
Pangaea Re 2018-3	5/31/2018	240,861	20,743
Pangaea Re 2019-1	1/9/2019	8,601	17,071
Pangaea Re 2019-3	7/25/2019	22,059	26,450
Pangaea Re 2020-3	9/15/2020	—	8,735
Pangaea Re 2022-1	1/11/2022	746,905	798,240
Pangaea Re 2022-3	6/15/2022	250,000	256,574
Phoenix One Re	12/21/2020	250,000	281,250
Portrush Re 2017	6/12/2017	575,239	319,050
Portsalon Re 2022	7/15/2022	202,158	217,271
Residential Reinsurance Re 2018	11/15/2018	250,000	246,000
Residential Reinsurance Re 2019	11/5/2019	250,000	240,625
Residential Reinsurance Re 2021	10/28/2021	500,000	455,000
Resilience Re	2/8/2017	339	—
Sector Re V	4/23/2019	200,000	157,988
Sector Re V	12/4/2019	25,000	71,974
Sector Re V	12/21/2020	499	14,396
Sector Re V	12/6/2021	750,000	700,546
Sector Re V	1/5/2022	225,000	210,152

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 37

Schedule of Investments | 10/31/22

(unaudited) (continued)

Restricted Securities	Acquisition date	Cost	Value
Streamsong Re 2022	6/9/2022	$230,937	$ 245,684
Sussex Re 2020-1	1/21/2020	—	774
Sussex Re 2021-1	1/26/2021	24,511	23,775
Sussex Re 2022	1/5/2022	500,000	472,350
Thopas Re 2019	2/13/2019	—	533
Thopas Re 2020	12/30/2019	—	—
Thopas Re 2021	1/22/2021	—	—
Thopas Re 2022	2/15/2022	250,000	250,450
Torricelli Re 2021	7/2/2021	—	21,136
Torricelli Re 2022	7/26/2022	500,000	456,013
Versutus Re 2018	12/20/2017	—	—
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2018	12/22/2017	19,500	—
Viribus Re 2019	3/25/2019	—	1,507
Viribus Re 2020	3/12/2020	24,541	10,594
Viribus Re 2022	4/18/2022	221,888	226,326
Vitality Re XI	1/23/2020	250,000	236,875
Walton Health Re 2019	7/18/2019	79,818	135,666
Walton Health Re 2022	7/13/2022	208,375	221,529
White Heron Re 2021	6/9/2021	—	5,350
Woburn Re 2018	3/20/2018	159,723	17,440
Woburn Re 2019	1/30/2019	78,354	95,635
Total Restricted Securities			$20,249,261
% of Net assets			21.3%

The accompanying notes are an integral part of these financial statements.

38 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
EUR	100,000	USD	100,840	Brown Brothers Harriman & Co.	11/18/22	$ (1,890)
USD	587,984	EUR	589,000	Brown Brothers Harriman & Co.	11/18/22	5,167
USD	408,440	EUR	405,000	Brown Brothers Harriman & Co.	1/26/23	5,287
EUR	20,000	USD	20,315	State Street Bank & Trust Co.	11/18/22	(525)
EUR	3,445,000	USD	3,433,948	State Street Bank & Trust Co.	12/15/22	(16,747)
USD	381,748	GBP	336,000	State Street Bank & Trust Co.	12/15/22	(4,172)
USD	318,155	EUR	325,000	State Street Bank & Trust Co.	12/15/22	(4,222)
USD	3,012,229	EUR	3,035,000	State Street Bank & Trust Co.	1/26/23	(8,933)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(26,035)

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

EUR — Euro

GBP — Great British Pound

IDR — Indonesian Rupiah

MXN — Mexican Peso

USD — United States Dollar

Purchases and sales of securities (excluding short-term investments) for the six months ended October 31, 2022, aggregated $10,298,636 and $20,686,268, respectively.

At October 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $160,914,008 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 4,442,863
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(28,584,112)
Net unrealized depreciation	$(24,141,249)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level	1 – unadjusted quoted prices in active markets for identical securities.
Level	2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level	3 – significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 39

Schedule of Investments | 10/31/22

(unaudited) (continued)

The following is a summary of the inputs used as of October 31, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate
Loan Interests	$ —	$ 4,019,857	$ —	$ 4,019,857
Common Stocks
Oil, Gas & Consumable Fuels	109,387	93,000	—	202,387
All Other Common Stocks	220,828	—	—	220,828
Asset Backed Securities	—	3,263,794	—	3,263,794
Collateralized Mortgage
Obligations	—	2,175,146	—	2,175,146
Commercial Mortgage-Backed
Securities	—	11,861,530	—	11,861,530
Convertible Corporate Bonds	—	2,043,898	—	2,043,898
Corporate Bonds	—	90,234,580	—	90,234,580
Preferred Stock	532,631	—	—	532,631
Right/Warrant	—	—*	—	—*
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – Massachusetts	—	—	217,271	217,271
Multiperil – U.S.	—	—	651,115	651,115
Multiperil – Worldwide	—	—	1,917,105	1,917,105
Windstorm – Florida	—	—	701,093	701,093
Windstorm – U.S. Multistate	—	—	5,350	5,350
Windstorm – U.S. Regional	—	—	761,922	761,922
Reinsurance Sidecars
Multiperil – U.S.	—	—	290,669	290,669
Multiperil – U.S. Regional	—	—	—*	—*
Multiperil – Worldwide	—	—	8,396,830	8,396,830
Industry Loss Warranties
Windstorm – U.S.	—	—	6,571	6,571
Windstorm – U.S. Regional	—	—	732,560	732,560
All Other Insurance-Linked
Securities	—	6,568,775	—	6,568,775
Foreign Government Bonds	—	1,968,859	—	1,968,859
Over The Counter (OTC)
Currency Put Option Purchased	—	29,289	—	29,289
Total Investments in Securities	$ 862,846	$122,258,728	$13,680,486	$136,802,060
Other Financial Instruments
Credit Agreement	$ —	$(42,575,000)	$ —	$ (42,575,000)
Over The Counter (OTC)
Currency Call Option Written	—	(3,267)	—	(3,267)
Net unrealized depreciation on
forward foreign currency
exchange contracts	—	(26,035)	—	(26,035)
Total Other Financial Instruments	$ —	$(42,604,302)	$ —	$ (42,604,302)
* Securities valued at $0.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

		Insurance-
	Common	Linked
	Stocks	Securities	Total
Balance as of 4/30/22	$ 64,395	$13,798,572	$13,862,967
Realized gain (loss)(1)	(48,176)	(22,262)	(70,438)
Changed in unrealized appreciation (depreciation)(2)	42,594	(442,733)	(400,139)
Return of capital	—	(1,695,976)	(1,695,976)
Purchases	—	3,869,683	3,869,683
Sales	(58,813)	(1,826,765)	(1,885,578)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	(33)	(33)
Balance as of 10/31/22	$ —	$13,680,486	$13,680,486

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. For the six months ended October 31, 2022 investments having aggregate value of $33 were transferred out of Level 3 to Level 2, as there were significant observable inputs available to determine their value. There were no other transfers into or out of Level 3 during the period.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at October 31, 2022: $ (305,166)

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 41

Statement of Assets and Liabilities | 10/31/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $159,982,870)	$ 136,802,060
Foreign currencies, at value (cost $4,168)	4,089
Receivables —
Investment securities sold	132,973
Dividends	23,974
Interest	2,297,808
Other assets	75
Total assets	$ 139,260,979
LIABILITIES:
Overdraft due to custodian	$ 1,213,786
Payables —
Credit agreement	42,575,000
Investment securities purchased	4,666
Directors’ fees	813
Interest expense	153,385
Written options outstanding (net premiums received $24,281)	3,267
Net unrealized depreciation on forward foreign currency exchange contracts	26,035
Reserve for repatriation taxes	974
Due to affiliates	26,249
Accrued expenses	75,305
Total liabilities	$ 44,079,480
NET ASSETS:
Paid-in capital	$ 170,921,821
Distributable earnings (loss)	(75,740,322)
Net assets	$ 95,181,499
NET ASSET VALUE PER SHARE:
No par value
Based on $95,181,499/8,334,759 shares	$ 11.42

The accompanying notes are an integral part of these financial statements.

42 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 10/31/22

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign
taxes withheld $8,488)	$ 6,109,013
Dividends from unaffiliated issuers	276,981
Total Investment Income		$ 6,385,994
EXPENSES:
Management fees	$ 644,655
Administrative expenses	24,142
Transfer agent fees	7,152
Shareowner communications expense	30,739
Professional fees	74,229
Printing expense	15,864
Directors' fees	5,400
Interest expense	684,075
Miscellaneous	15,923
Total expenses		$ 1,502,179
Net investment income		$ 4,883,815
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign
capital gains tax of $974)	$ (2,178,411)
Forward foreign currency exchange contracts	(135,005)
Written option	26,125
Other assets and liabilities denominated in
foreign currencies	324,408	$ (1,962,883)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign
capital gains tax of ($793))	$(15,430,384)
Forward foreign currency exchange contracts	10,834
Written options	(3,990)
Other assets and liabilities denominated in
foreign currencies	2,817	$(15,420,723)
Net realized and unrealized gain (loss) on investments		$(17,383,606)
Net decrease in net assets resulting from operations		$(12,499,791)

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 43

Statements of Changes in Net Assets

Six Months
	Ended	Year
	10/31/22	Ended
	(unaudited)	4/30/22
FROM OPERATIONS:
Net investment income (loss)	$ 4,883,815	$ 10,691,993
Net realized gain (loss) on investments	(1,962,883)	(697,850)
Change in net unrealized appreciation (depreciation)
on investments	(15,420,723)	(16,436,823)
Net decrease in net assets resulting
from operations	$ (12,499,791)	$ (6,442,680)
DISTRIBUTIONS TO SHAREOWNERS:
($0.66 and $1.32 per share, respectively)	$ (5,500,941)	$ (11,000,310)
Total distributions to shareowners	$ (5,500,941)	$ (11,000,310)
FROM FUND SHARE TRANSACTIONS:
Reinvestment of distributions	$ —	$ 30,948
Net increase in net assets resulting from Fund
share transactions	$ —	$ 30,948
Net decrease in net assets	$ (18,000,732)	$ (17,412,042)
NET ASSETS:
Beginning of period	$113,182,231	$ 130,594,273
End of period	$ 95,181,499	$ 113,182,231

	Six Months	Six Months
	Ended	Ended	Year	Year
	10/31/22	10/31/22	Ended	Ended
	Shares	Amount	4/30/22	4/30/22
	(unaudited)	(unaudited)	Shares	Amount
Shares sold	—	$ —	—	$ —
Reinvestment of distributions	—	—	1,969	30,948
Net increase	—	$ —	1,969	$30,948

The accompanying notes are an integral part of these financial statements.

44 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

Statement of Cash Flows (unaudited)

FOR THE SIX MONTHS ENDED 10/31/22

Cash Flows From Operating Activities
Net decrease in net assets resulting from operations	$(12,499,791)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	(11,040,453)
Proceeds from disposition and maturity of investment securities	23,219,972
Net purchases of short term investments	240,719
Net accretion and amortization of discount/premium on investment securities	(261,676)
Net realized loss on investments in unaffiliated issuers	2,178,411
Change in unrealized depreciation on investments in unaffiliated issuers	15,430,384
Change in unrealized appreciation on forward foreign currency
exchange contracts	(10,834)
Change in unrealized depreciation on written options	3,990
Increase in dividends receivable	(14,185)
Decrease in interest receivable	167,136
Decrease distributions paid in advance	916,823
Increase in directors' fees payable	813
Increase in due to affiliates	2,014
Decrease in accrued expenses payable	(19,863)
Proceeds from sale of written options	24,281
Net realized gain on written options	(26,125)
Net cash, restricted cash and foreign currencies from operating activities	$ 18,311,616
Cash Flows from Financing Activities:
Increase in due to custodian	313,088
Borrowings repaid	(12,375,000)
Increase in interest expense payable	153,385
Reinvestment of distributions	(6,417,764)
Net cash flows from financing activities	$(18,326,291)
NET INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY	$ (14,675)
Cash, Restricted Cash and Foreign Currencies:
Beginning of period*	$ 18,764
End of period*	$ 4,089
Cash Flow Information:
Cash paid for interest	$ 530,690

*	The following table provides a reconciliation of cash, restricted cash and foreign currencies reported Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Six Months
	Ended	Year Ended
	10/31/22	4/30/22
Cash	$ —	$ —
Foreign currencies, at value	4,089	18,764
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$ 4,089	$18,764

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 45

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	10/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	4/30/22	4/30/21	4/30/20	4/30/19	4/30/18
Per Share Operating Performance
Net asset value, beginning of period	$ 13.58	$ 15.67	$ 12.60	$ 16.18	$ 17.09	$ 17.68
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$ 0.59	$ 1.28	$ 1.25	$ 1.19	$ 1.21	$ 1.23
Net realized and unrealized gain (loss) on investments	(2.09)	(2.05)	3.16	(3.59)	(0.98)	(0.56)
Net increase (decrease) from investment operations	$ (1.50)	$ (0.77)	$ 4.41	$ (2.40)	$ 0.23	$ 0.67
Distributions to shareowners:
Net investment income and previously undistributed net
investment income	$ (0.66)*	$ (1.32)*	$ (1.34)*	$ (1.18)	$ (1.14)	$ (1.26)*
Total distributions	$ (0.66)*	$ (1.32)*	$ (1.34)*	$ (1.18)*	$ (1.14)	$ (1.26)*
Net increase (decrease) in net asset value	$ (2.16)	$ (2.09)	$ 3.07	$ (3.58)	$ (0.91)	$ (0.59)
Net asset value, end of period	$ 11.42	$ 13.58	$ 15.67	$ 12.60	$ 16.18	$ 17.09
Market value end of period	$ 10.20	$ 12.30	$ 14.95	$ 10.99	$ 14.39	$ 15.00
Total return at net asset value(b)	(10.76)%(c)	(5.19)%	37.08%	(15.21)%	2.58%	4.58%
Total return at market value(b)	(12.00)%(c)	(9.99)%	49.94%	(16.84)%	3.95%	(2.82)%
Ratios to average net assets of shareowners:
Total expenses plus interest expense(d)	2.90%(e)	2.11%	2.06%	2.88%	2.95%	2.54%
Net investment income available to shareowners	9.44%(e)	8.42%	8.49%	7.64%	7.37%	7.07%
Portfolio turnover rate	7%(c)	46%	57%	52%	37%	37%
Net assets, end of period (in thousands)	$ 95,181	$113,182	$130,594	$104,985	$134,853	$142,372

The accompanying notes are an integral part of these financial statements.

46 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

Six Months
	Ended	Year	Year	Year	Year	Year
	10/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	4/30/22	4/30/21	4/30/20	4/30/19	4/30/18
Total amount of debt outstanding (in thousands)	$ 42,575	$ 54,950	$ 61,000	$ 45,000	$ 61,000	$ 64,000
Asset coverage per $1,000 of indebtedness	$ 3,236	$ 3,060	$ 3,141	$ 3,333	$ 3,211	$ 3,225

*	The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Fund during the period. The Fund has accumulated undistributed net investment income which is part of the Fund’s net asset value (“NAV’) . A portion of the accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Fund's shares.
(a)	The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(c)	Not annualized.
(d)	Includes interest expense of 1.32%, 0.52%, 0.46%, 1.35%, 1.48% and 1.06%, respectively.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 47

Notes to Financial Statements | 10/31/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling. The Fund was originally organized on January 30, 2007. Prior to commencing operations on May 30, 2007, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to seek a high level of current income and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and

48 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

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Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

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Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 51

are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

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The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended April 30, 2022 was as follows:

2022
Distributions paid from:
Ordinary income	$10,083,487
Total	$10,083,487

The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2022:

2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 792,194
Capital loss carryforward	(48,898,044)
Other book/tax temporary differences	(916,823)
Net unrealized depreciation	(8,716,917)
Total	$(57,739,590)

The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, purchased options, forward contracts and partnerships, and the tax deferral of losses on wash sales.

E. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 53

inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

54 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund invests in below investment grade (“high yield”) debt securities, floating rate loans and insurance-linked securities. The Fund may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 55

information about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely affect the Fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

The Fund may invest in insurance-linked securities (“ILS”). ILS may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance and reinsurance-related securities. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. ILS carry significant risk. See note 1.G.

The Fund may invest in mortgage-related and asset-backed securities. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

The Fund may invest in credit risk transfer securities. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no

56 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or Secured Overnight Financing Rate (SOFR). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges.

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Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

The Fund may invest a significant amount of its total assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in the current market in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

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F. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at October 31, 2022 are listed in the Schedule of Investments.

G. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

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Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H. Purchased Options

The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

The average market value of purchased options contracts open during the six months ended October 31, 2022 was $129,368. Open purchased options at October 31, 2022 are listed in the Schedule of Investments.

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I. Option Writing

The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average market value of written options for the six months ended October 31, 2022 was $(9,232). Open written options contracts at October 31, 2022 are listed in the Schedule of Investments.

J. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

During the six months ended October 31, 2022, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

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The average market value of forward foreign currency exchange contracts open during the six months ended October 31, 2022 was $6,657,685 and $6,707,773 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at October 31, 2022 are listed in the Schedule of Investments.

K. Automatic Dividend Reinvestment Plan

All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

If a shareowner’s shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.

Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges

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with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

L. Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund's Statement of Assets and Liabilities includes cash on hand at the Fund's custodian bank and does not include any short-term investments. As of and for the six months ended October 31, 2022, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.85% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended October 31, 2022, the net management fee was 0.85% (annualized) of the Fund’s average daily managed assets, which was equivalent to 1.25% (annualized) of the Fund’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $26,249 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2022.

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3. Compensation of Directors and Officers

The Fund pays an annual fee to its Directors. The Adviser reimburses the Fund for fees paid to the Interested Directors. The Fund does not pay any salary or other compensation to its officers. For the six months ended October 31, 2022, the Fund paid $5,400 in Directors’ compensation, which is reflected on the Statement of Operations as Directors’ fees. At October 31, 2022, the Fund had a payable for Directors’ fees on its Statement of Assets and Liabilities of $813.

4. Transfer Agent

American Stock Transfer & Trust Company (“AST”) serves as the transfer agent with respect to the Fund’s common shares. The Fund pays AST an annual fee as is agreed to from time to time by the Fund and AST for providing such services

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

Shareowner Communications:
Fund	$30,739
Total	$30,739

5. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one

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net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

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Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2022.

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Brown Brothers	$10,454	$(1,890)	$ —	$ —	$ 8,564
Harriman & Co.
JPMorgan Chase	29,289	(3,267)	—	—	26,022
Bank NA
State Street Bank &	—	—	—	—	—
Trust Co.
Total	$39,743	$(5,157)	$ —	$ —	$34,586

	Derivatives
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Brown Brothers	$ 1,890	$(1,890)	$ —	$ —	$ —
Harriman & Co.
JPMorgan Chase	3,267	(3,267)	—	—	—
Bank NA
State Street Bank &
Trust Co.	34,599	—	—	—	34,599
Total	$39,756	$(5,157)	$ —	$ —	$34,599

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

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Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2022, was as follows:

Statement of Assets and Liabilities

			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Options purchased*	$ —	$ —	$29,289	$ —	$ —
Total Value	$ —	$ —	$29,289	$ —	$ —
Liabilities
Net unrealized
depreciation on
forward foreign
currency exchange
contracts	$ —	$ —	$26,035	$ —	$ —
Call options written	—	—	3,267	—	—
Total Value	$ —	$ —	$29,302	$ —	$ —

* Reflects the market value of purchased option contracts (see Note 1H). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2022 was as follows:

Statement of Operations

			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized
Gain (Loss) on
Forward foreign
currency exchange
contracts	$ —	$ —	$ (135,005)	$ —	$ —
Options purchased*	—	—	(26,125)	—	—
Options written	—	—	26,125	—	—
Total Value	$ —	$ —	$ (135,005)	$ —	$ —

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Statement of Operations

			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Change in Net
Unrealized
Appreciation
(Depreciation) on
Forward foreign
currency exchange
contracts	$ —	$ —	$ 10,834	$ —	$ —
Options purchased**	—	—	(108,243)	—	—
Options written	—	—	(3,990)	—	—
Total Value	$ —	$ —	$ (101,399)	$ —	$ —

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1H). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statements of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

7. Fund Shares

There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized. Transactions in common shares for the six months ended October 31, 2022 and the year ended April 30, 2022 were as follows:

	10/31/22	4/30/22
Shares outstanding at beginning of period	8,334,759	8,332,790
Shares outstanding at end of period	8,334,759	8,334,759

8. Credit Agreement

The Fund has entered into a Revolving Credit Facility (the “Credit

Agreement”) with the Bank of Scotia. Borrowings under the credit agreement are offered at a daily rate equal to the U.S. one month LIBOR rate plus 0.85%. There is a $68,000,000 borrowing limit.

At October 31, 2022, the Fund had a borrowing outstanding under the Credit Agreement totaling $42,575,000. The interest rate charged at October 31, 2022 was 3.97%. During the six months ended October 31, 2022, the average daily balance under the Credit Agreement was $47,843,750 at an average interest rate of 2.80%.

Interest expense of $684,075 in connection with the Credit Agreement is included on the Statement of Operations.

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The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the credit agreement. Asset coverage is calculated by subtracting the Fund’s total liabilities not including any bank loans and senior securities, from the Fund’s total assets and dividing such amount by the principal amount of the borrowing outstanding.

The Credit Agreement includes an “evergreen” facility that renews on a daily basis in perpetuity. The Bank of Nova Scotia may, at any time, deliver to the Fund a termination notice, which becomes effective 179 days after its date of delivery.

9. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of October 31, 2022, the Fund had no unfunded loan commitments outstanding.

10. Subsequent Events

A monthly distribution was declared on November 4, 2022 of $0.0900 per share payable November 30, 2021, to shareowners of record on November 16, 2022.

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Additional Information (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.

Results of Annual Meeting of Stockholders

The Annual Meeting of Stockholders of Pioneer Diversified High Income Fund, Inc. was held on September 15, 2022. Following is a description of the proposal considered at the Meeting and the number of shares of Common Stock voted:

Proposal – To elect three Class III Directors of the Fund, each to serve until the third annual meeting following his or her election and until his or her successor is duly elected and qualifies:

		Votes	Votes
Nominee	Votes For	Against	Abstained
John E. Baumgardner, Jr.	5,458,675.30	574,201.00	143,426.00
Lisa M. Jones	5,467,484.30	588,644.00	120,174.00
Lorraine H. Monchak	5,462,165.30	601,683.00	112,454.00

In addition to Mr. Baumgardner, Ms. Jones and Ms. Monchak, the other Directors of the Fund at the time of the Annual Meeting, Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Thomas J. Perna, Marguerite M. Piret, Fred J. Ricciardi and Kenneth J. Taubes, continue to serve as Directors of the Fund.

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Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Diversified High Income Fund, Inc. (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Directors of the Fund, including a majority of the Fund’s Independent Directors, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2022 as the Directors of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Directors in March 2022, July 2022 and September 2022. In addition, the Directors reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Directors at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2022, the Directors, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Directors in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Directors, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Directors also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Directors further considered contract review materials, including additional materials received in response to the Directors’ request, in September 2022.

At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Directors of the Fund, including the Independent Directors voting separately advised by independent counsel, unanimously approved the renewal of the investment

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management agreement for another year. In approving the renewal of the investment management agreement, the Directors considered various factors that they determined were relevant, including the factors described below. The Directors did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Directors considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Directors also reviewed Amundi US’s investment approach for the Fund and its research process. The Directors considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Directors noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Directors considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.

The Directors considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Directors also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Directors considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Directors concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

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Performance of the Fund

In considering the Fund’s performance, the Directors regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. The Directors also regularly consider the Fund’s returns at market value relative to its peers, as well as the discount at which the Fund’s shares may trade on the New York Stock Exchange compared to its net asset value per share. They also discuss the Fund’s performance with Amundi US on a regular basis. The Directors’ regular reviews and discussions were factored into the Directors’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Directors considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Directors for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners.

The Directors considered that the Fund’s management fee (based on managed assets) for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Directors considered that the expense ratio (based on managed assets) of the Fund’s common shares for the most recent fiscal year (both including and excluding investment-related expenses) was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Directors reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Directors also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Directors took into

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account the respective demands, resources and complexity associated with the Fund and other client accounts. The Directors noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Directors also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Directors concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Directors considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Directors also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Directors considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Directors concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Directors considered the extent to which Amundi US may realize economies of scale or other efficiencies in managing and supporting the Fund. Since the Fund is a closed-end fund that has not raised additional capital, the Directors concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

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Other Benefits

The Directors considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Directors considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Directors further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Directors also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Directors considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2. 2 trillion in assets (including the Pioneer Funds). The Directors considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Directors noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Directors considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Directors concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Directors, including the Independent Directors, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22 75

Directors, Officers and Service Providers

Directors	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Craig C. MacKay	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

76 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information	1-800-710-0935

Or write to AST:
For	Write to

General inquiries, lost dividend checks,	American Stock
change of address, lost stock certificates,	Transfer & Trust
stock transfer	Operations Center
6201 15th Ave.
Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundi.com/us.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

© 2022 Amundi Asset Management US, Inc. 21398-15-1222

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Directors has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	elated to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire Board of Directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Diversified High Income Fund, Inc.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 4, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date January 4, 2023

* Print the name and title of each signing officer under his or her signature.